Exhibit 99.1

For Immediate Release
For more information, contact:
Nathan R. Iles
Standard Motor Products, Inc.
(718) 392-0200

Standard Motor Products, Inc. Announces
Third Quarter 2021 Results, New Stock Repurchase Program and a Quarterly Dividend

New York, NY, October 28, 2021......Standard Motor Products, Inc. (NYSE: SMP), a leading automotive parts manufacturer and distributor, reported today its consolidated financial results for the three months and nine months ended September 30, 2021.

Consolidated net sales for the third quarter of 2021 were $370.3 million, compared to consolidated net sales of $343.6 million during the comparable quarter in 2020. Earnings from continuing operations for the third quarter of 2021 were $29.2 million or $1.29 per diluted share, compared to $36.2 million or $1.59 per diluted share in the third quarter of 2020. Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the third quarter of 2021 were $29.7 million or $1.32 per diluted share, compared to $36.2 million or $1.59 per diluted share in the third quarter of 2020.

Consolidated net sales for the nine months ended September 30, 2021, were $988.9 million, compared to consolidated net sales of $845.9 million during the comparable period in 2020.  Earnings from continuing operations for the nine months ended September 30, 2021, were $79.3 million or $3.50 per diluted share, compared to $57.7 million or $2.53 per diluted share in the comparable period of 2020.  Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the nine months ended September 30, 2021 and 2020 were $80.4 million or $3.54 per diluted share and $57.8 million or $2.53 per diluted share, respectively.

Mr. Eric Sills, Standard Motor Products’ Chief Executive Officer and President stated, “We are extremely pleased with our third quarter results. We once again posted record sales, generating an increase of nearly 8% over a very strong third quarter of 2020 when business was surging as we emerged from pandemic-related lockdowns. Impressively, this quarter’s sales were up 20% from 2019.

“Year-to-date, our sales are up 17% over 2020, though the first half of last year was adversely impacted by the pandemic. However, the first nine months of 2021 are up 10.3% over 2019.

“By division, Engine Management sales were up 7.7% as compared to 2020, and up nearly 15% vs. 2019, with several contributing factors. We experienced a combination of strong demand, continued success from customer initiatives, new business wins, and the impact of recent acquisitions.

“Our Temperature Control sales were up 7.9% as compared to 2020, and up nearly 35% over 2019. This was one of the longest and hottest summers on record, and our business remained robust throughout the quarter.

“Third quarter earnings are down from the third quarter of 2020, but the 2020 results included many unique non-recurring benefits, related to the Covid-19 pandemic. However, third quarter 2021 earnings did compare favorably on a two-year stack, up almost 30% from a more normalized 2019. Most importantly, year-to-date earnings are at record levels, exceeding both 2020 and 2019 by 40%.”

“As anticipated and stated in our second quarter earnings announcement, we experienced some compression in our gross margin percentage in the third quarter, primarily in the Engine Management division. This was the result of two main factors. First, like many companies, we experienced a surge in various costs, including raw materials, labor and transportation. We will begin passing these costs on in the fourth quarter.

“The second component of our reduced gross margin percentage is related to our growth in non-aftermarket, specialized original equipment business, which we will discuss below. This business, which we believe has great potential for us, has a different margin profile than our aftermarket business – it has lower gross margins, but also lower SG&A expense, and thus generates comparable operating margins.

“Turning to acquisitions, on September 1st we announced that we had acquired Stabil Operative Group GmbH (“Stabil”), a European manufacturer of original equipment sensors, electronics, and clamping devices for passenger car and commercial vehicle applications. This marked our third acquisition this year, all geared towards expansion into specialized OE channels, including medium and heavy duty vehicles, construction and agricultural equipment, power sports, and other sub-segments. When combined with our legacy business in this arena, our non-aftermarket sales are approaching a run rate of $300 million annually. In addition to expanding beyond our core aftermarket business, it is also providing geographic expansion as we now have meaningful footprints to grow sales in Europe and Asia.

“We are extremely pleased with our efforts in growing our business in this channel. As we combine these different entities, we are able to take advantage of shared customer lists, product portfolios, manufacturing and engineering capabilities, and geographic reach. It is also important to note that much of this business is not beholden to internal combustion engines. Many of the products are either powertrain-neutral, or are geared toward electric and alternative energy vehicles. While we are still in the early days of integrating these businesses, the potential synergies and sales growth opportunities are very exciting.

“As we have continued to grow our business and post record results, we have also looked to return value to our shareholders. To this end, we repurchased shares of our common stock in the amount of $15.4 million during the quarter, bringing total repurchases to $26.5 million for the year so far. Further, our Board of Directors recently authorized an additional $30 million common stock repurchase plan.  Finally, our Board also approved payment of a quarterly dividend of 25 cents per share on the common stock outstanding. The dividend will be paid on December 1, 2021 to stockholders of record on November 15, 2021.

“In closing, we are very pleased with our year thus far. We have posted record sales and earnings, have consummated three complementary acquisitions, and have garnered substantial new business wins with existing accounts.  Our core market is doing very well and our relationships with our customers are strong. We have made major strides in expanding into new complementary markets with significant upside potential. As such, we are very excited about the future.”

Conference Call

Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Thursday, October 28, 2021.  The dial-in number is 888-632-3389 (domestic) or 785-424-1674 (international). The playback number is 800-934-8524 (domestic) or 402-220-6999 (international). The participant passcode is 30385.

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Standard Motor Products cautions investors that any forward-looking statements made by the company, including those that may be made in this press release, are based on management’s expectations at the time they are made, but they are subject to risks and uncertainties that may cause actual results, events or performance to differ materially from those contemplated by such forward looking statements. Among the factors that could cause actual results, events or performance to differ materially from those risks and uncertainties discussed in this press release are those detailed from time-to-time in prior press releases and in the company’s filings with the Securities and Exchange Commission, including the company’s annual report on Form 10-K and quarterly reports on Form 10-Q.  By making these forward-looking statements, Standard Motor Products undertakes no obligation or intention to update these statements after the date of this release.

STANDARD MOTOR PRODUCTS, INC.
Consolidated Statements of Operations

(In thousands, except per share amounts)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2021	2020	2021	2020
	(Unaudited)		(Unaudited)
NET SALES	$370,310	$343,609	$988,939	$845,850

COST OF SALES	265,105	235,861	700,678	603,349

GROSS PROFIT	105,205	107,748	288,261	242,501

SELLING, GENERAL & ADMINISTRATIVE EXPENSES	66,509	59,497	183,316	163,698
RESTRUCTURING AND INTEGRATION EXPENSES	166	250	166	464
OTHER INCOME (EXPENSE), NET	8	(37)	8	(31)

OPERATING INCOME	38,538	47,964	104,787	78,308

OTHER NON-OPERATING INCOME, NET	780	514	2,247	592

INTEREST EXPENSE	652	462	1,356	2,107

EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	38,666	48,016	105,678	76,793

PROVISION FOR INCOME TAXES	9,481	11,804	26,315	19,118

EARNINGS FROM CONTINUING OPERATIONS	29,185	36,212	79,363	57,675

LOSS FROM DISCONTINUED OPERATION, NET OF INCOME TAXES	(5,122)	(7,587)	(7,139)	(9,456)

NET EARNINGS	24,063	28,625	72,224	48,219

NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTEREST	13	-	32	-

NET EARNINGS ATTRIBUTABLE TO SMP (a)	$24,050	$28,625	$72,192	$48,219

NET EARNINGS ATTRIBUTABLE TO SMP
EARNINGS FROM CONTINUING OPERATIONS	$29,172	$36,212	$79,331	$57,675
LOSS FROM DISCONTINUED OPERATION, NET OF INCOME TAXES	(5,122)	(7,587)	(7,139)	(9,456)
TOTAL	$24,050	$28,625	$72,192	$48,219

NET EARNINGS PER COMMON SHARE ATTRIBUTABLE TO SMP
BASIC EARNINGS FROM CONTINUING OPERATIONS	$1.32	$1.62	$3.57	$2.58
DISCONTINUED OPERATION	(0.23)	(0.34)	(0.32)	(0.42)
NET EARNINGS PER COMMON SHARE - BASIC	$1.09	$1.28	$3.25	$2.16

DILUTED EARNINGS FROM CONTINUING OPERATIONS	$1.29	$1.59	$3.50	$2.53
DISCONTINUED OPERATION	(0.22)	(0.33)	(0.32)	(0.41)
NET EARNINGS PER COMMON SHARE - DILUTED	$1.07	$1.26	$3.18	$2.12

WEIGHTED AVERAGE NUMBER OF COMMON SHARES	22,090,195	22,349,093	22,201,398	22,372,466
WEIGHTED AVERAGE NUMBER OF COMMON AND DILUTIVE SHARES	22,543,781	22,758,458	22,678,114	22,795,426

(a) “SMP” refers to Standard Motor Products, Inc. and subsidiaries.

STANDARD MOTOR PRODUCTS, INC.
Segment Revenues and Operating Income

(In thousands)

	THREE MONTHS ENDED				NINE MONTHS ENDED
	SEPTEMBER 30,				SEPTEMBER 30,
	2021		2020		2021		2020
	(Unaudited)				(Unaudited)
Revenues
Ignition, Emission Control, Fuel & Safety Related System Products	$208,443		$190,891		$574,595		$498,204
Wire and Cable	38,708		38,663		117,790		105,621
Engine Management	247,151		229,554		692,385		603,825

Compressors	$75,080		$70,785		$178,031		$141,011
Other Climate Control Parts	43,995		39,608		109,988		93,216
Temperature Control	119,075		110,393		288,019		234,227

All Other	4,084		3,662		8,535		7,798
Revenues	$370,310		$343,609		$988,939		$845,850

Gross Margin
Engine Management	$66,907	27.1%	$72,361	31.5%	$199,509	28.8%	$175,296	29.0%
Temperature Control	33,815	28.4%	32,212	29.2%	78,468	27.2%	60,828	26.0%
All Other	4,676		3,175		10,562		6,377
Subtotal	$105,398	28.5%	$107,748	31.4%	$288,539	29.2%	$242,501	28.7%
One-Time Acquisition Costs	(193)	-0.1%	-	0.0%	(278)	0.0%	-	0.0%
Gross Margin	$105,205	28.4%	$107,748	31.4%	$288,261	29.1%	$242,501	28.7%

Selling, General & Administrative
Engine Management	$38,702	15.7%	$35,665	15.5%	$109,721	15.8%	$100,237	16.6%
Temperature Control	17,120	14.4%	15,571	14.1%	44,952	15.6%	40,568	17.3%
All Other	10,029		8,261		27,315		22,893
Subtotal	$65,851	17.8%	$59,497	17.3%	$181,988	18.4%	$163,698	19.4%
One-Time Acquisition Costs	658	0.2%	-	0.0%	1,328	0.1%	-	0.0%
Selling, General & Administrative	$66,509	18.0%	$59,497	17.3%	$183,316	18.5%	$163,698	19.4%

Operating Income
Engine Management	$28,012	11.3%	$36,696	16.0%	$89,510	12.9%	$75,059	12.4%
Temperature Control	16,695	14.0%	16,641	15.1%	33,516	11.6%	20,260	8.6%
All Other	(5,160)		(5,086)		(16,475)		(16,516)
Subtotal	$39,547	10.7%	$48,251	14.0%	$106,551	10.8%	$78,803	9.3%
One-time Acquisition Costs	(851)	-0.2%	-	0.0%	(1,606)	-0.2%	-	0.0%
Restructuring & Integration	(166)	0.0%	(250)	-0.1%	(166)	0.0%	(464)	-0.1%
Other Income (Expense), Net	8	0.0%	(37)	0.0%	8	0.0%	(31)	0.0%
Operating Income	$38,538	10.4%	$47,964	14.0%	$104,787	10.6%	$78,308	9.3%

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures

(In thousands, except per share amounts)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2021	2020	2021	2020
	(Unaudited)		(Unaudited)
EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SMP

GAAP EARNINGS FROM CONTINUING OPERATIONS	$29,172	$36,212	$79,331	$57,675

RESTRUCTURING AND INTEGRATION EXPENSES	166	250	166	464
ONE-TIME ACQUISITION COSTS	851	-	1,606	-
CERTAIN TAX CREDITS AND PRODUCTION DEDUCTIONS FINALIZED IN PERIOD	(259)	(235)	(259)	(235)
INCOME TAX EFFECT RELATED TO RECONCILING ITEMS	(265)	(65)	(461)	(121)

NON-GAAP EARNINGS FROM CONTINUING OPERATIONS	$29,665	$36,162	$80,383	$57,783

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SMP

GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$1.29	$1.59	$3.50	$2.53

RESTRUCTURING AND INTEGRATION EXPENSES	0.01	0.01	-	0.02
ONE-TIME ACQUISITION COSTS	0.04	-	0.07	-
CERTAIN TAX CREDITS AND PRODUCTION DEDUCTIONS FINALIZED IN PERIOD	(0.01)	(0.01)	(0.01)	(0.01)
INCOME TAX EFFECT RELATED TO RECONCILING ITEMS	(0.01)	-	(0.02)	(0.01)

NON-GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$1.32	$1.59	$3.54	$2.53

OPERATING INCOME

GAAP OPERATING INCOME	$38,538	$47,964	$104,787	$78,308

ONE-TIME ACQUISITION COSTS	851	-	1,606	-
RESTRUCTURING AND INTEGRATION EXPENSES	166	250	166	464
OTHER (INCOME) EXPENSE, NET	(8)	37	(8)	31

NON-GAAP OPERATING INCOME	$39,547	$48,251	$106,551	$78,803

MANAGEMENT BELIEVES THAT EARNINGS FROM CONTINUING OPERATIONS AND DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS WHICH ARE ATTRIBUTABLE TO SMP, AND OPERATING INCOME, AS ADJUSTED FOR SPECIAL ITEMS, ARE NON-GAAP MEASUREMENTS AND ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS. SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY’S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Condensed Consolidated Balance Sheets

(In thousands)

	SEPTEMBER 30, 2021	DECEMBER 31, 2020
	(Unaudited)

ASSETS

CASH	$33,144	$19,488

ACCOUNTS RECEIVABLE, GROSS	231,066	203,861
ALLOWANCE FOR DOUBTFUL ACCOUNTS	6,645	5,822
ACCOUNTS RECEIVABLE, NET	224,421	198,039

INVENTORIES	414,657	345,502
UNRETURNED CUSTOMER INVENTORY	23,367	19,632
OTHER CURRENT ASSETS	15,268	15,875

TOTAL CURRENT ASSETS	710,857	598,536

PROPERTY, PLANT AND EQUIPMENT, NET	100,787	89,105
OPERATING LEASE RIGHT-OF-USE ASSETS	42,458	29,958
GOODWILL	131,549	77,837
OTHER INTANGIBLES, NET	108,312	54,004
DEFERRED INCOME TAXES	34,790	44,770
INVESTMENT IN UNCONSOLIDATED AFFILIATES	42,123	40,507
OTHER ASSETS	24,857	21,823

TOTAL ASSETS	$1,195,733	$956,540

LIABILITIES AND STOCKHOLDERS’ EQUITY

NOTES PAYABLE	$128,938	$10,000
CURRENT PORTION OF OTHER DEBT	2,941	135
ACCOUNTS PAYABLE	128,808	100,018
ACCRUED CUSTOMER RETURNS	59,972	40,982
ACCRUED CORE LIABILITY	23,650	22,014
ACCRUED REBATES	43,110	46,437
PAYROLL AND COMMISSIONS	40,725	35,938
SUNDRY PAYABLES AND ACCRUED EXPENSES	50,227	47,078

TOTAL CURRENT LIABILITIES	478,371	302,602

OTHER LONG-TERM DEBT	68	97
NONCURRENT OPERATING LEASE LIABILITIES	33,246	22,450
ACCRUED ASBESTOS LIABILITIES	57,532	55,226
OTHER LIABILITIES	27,964	25,929

TOTAL LIABILITIES	597,181	406,304

TOTAL SMP STOCKHOLDERS’ EQUITY	587,018	550,236
NONCONTROLLING INTEREST	11,534	-
TOTAL STOCKHOLDERS’ EQUITY	598,552	550,236

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,195,733	$956,540

STANDARD MOTOR PRODUCTS, INC.
Condensed Consolidated Statements of Cash Flows

(In thousands)

	NINE MONTHS ENDED SEPTEMBER 30,
	2021	2020
	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES

NET EARNINGS	$72,224	$48,219
ADJUSTMENTS TO RECONCILE NET EARNINGS TO NET CASH
PROVIDED BY OPERATING ACTIVITIES:
DEPRECIATION AND AMORTIZATION	20,160	19,313
OTHER	13,904	19,098
CHANGE IN ASSETS AND LIABILITIES:
ACCOUNTS RECEIVABLE	(15,343)	(83,878)
INVENTORIES	(52,742)	53,330
ACCOUNTS PAYABLE	24,228	(13,117)
PREPAID EXPENSES AND OTHER CURRENT ASSETS	2,324	5,634
SUNDRY PAYABLES AND ACCRUED EXPENSES	18,905	31,725
OTHER	(4,522)	(1,719)
NET CASH PROVIDED BY OPERATING ACTIVITIES	79,138	78,605

CASH FLOWS FROM INVESTING ACTIVITIES

ACQUISITIONS OF AND INVESTMENTS IN BUSINESSES	(124,663)	-
CAPITAL EXPENDITURES	(19,406)	(13,170)
OTHER INVESTING ACTIVITIES	29	14
NET CASH USED IN INVESTING ACTIVITIES	(144,040)	(13,156)

CASH FLOWS FROM FINANCING ACTIVITIES

NET CHANGE IN DEBT	121,854	(44,852)
PURCHASE OF TREASURY STOCK	(26,518)	(8,726)
DIVIDENDS PAID	(16,678)	(5,615)
OTHER FINANCING ACTIVITIES	455	86
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	79,113	(59,107)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(555)	67
NET INCREASE IN CASH AND CASH EQUIVALENTS	13,656	6,409
CASH AND CASH EQUIVALENTS at beginning of Period	19,488	10,372
CASH AND CASH EQUIVALENTS at end of Period	$33,144	$16,781